Income Tax	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Tax
13. Income Tax
The provision for income tax was as follows:

	Years Ended December 31,
	2017	2016	2015
	(In millions)
Current:
Federal	$406	$(305)	$33
State and local	6	—	—
Foreign	18	—	—
Subtotal	430	(305)	33
Deferred:
Federal	(667)	(1,461)	310
State and local	—	—	—
Foreign	—	—	—
Subtotal	(667)	(1,461)	310
Provision for income tax expense (benefit)	$(237)	$(1,766)	$343

The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2017	2016	2015
	(In millions)
Tax provision at U.S. statutory rate	$(215)	$(1,647)	$511
Tax effect of:
Excess loss account - Separation from MetLife (1)	1,088	—	—
Rate revaluation due to tax reform (2)	(803)	—	—
Sale of subsidiaries	(138)	—	—
Dividend received deduction	(130)	(123)	(144)
Other tax credits	(30)	(18)	(13)
Goodwill impairment	—	4	—
Other, net	(9)	18	(11)
Provision for income tax expense (benefit)	$(237)	$(1,766)	$343

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(1)
For the year ended December 31, 2017, the Company recognized a $1.1 billion non-cash charge to provision for income tax expense and corresponding capital contribution from MetLife. This tax obligation was in connection with the Separation and MetLife, Inc. is responsible for this obligation through a Tax Separation Agreement.

(2)
For the year ended December 31, 2017, the Company recognized a $725 million benefit in net income from remeasurement of net deferred tax liabilities in connection with the Tax Act discussed in Note 1. Additionally, as a result of the reduction in the statutory tax rate under the Tax Act, the liability to MetLife under the Tax Receivables Agreement (as defined below) was reduced by $222 million, which is included in other revenues and is non-taxable. As the Company completes the analysis of data relevant to the Tax Act, as well as interprets any additional guidance issued by the Internal Revenue Service (“IRS”), U.S. Department of the Treasury, or other relevant organizations, it may make adjustments to these amounts.

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2017	2016
	(In millions)
Deferred income tax assets:
Tax credit carryforwards	$202	$199
Net operating loss carryforwards	422	—
Employee benefit	3	54
Intangibles	227	2
Investments, including derivatives	302	347
Other	95	72
Total deferred income tax assets	1,251	674
Less: valuation allowance	11	—
Total net deferred income tax assets	1,240	674
Deferred income tax liabilities:
Policyholder liabilities and receivables	819	525
Net unrealized investment gains	459	712
DAC	889	1,493
Total deferred income tax liabilities	2,167	2,730
Net deferred income tax asset (liability)	$(927)	$(2,056)

At December 31, 2017, the Company had net operating loss carryforwards of approximately $2.0 billion and the Company had recorded a related deferred tax asset of $422 million which expires in years 2033-2037.
The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2017.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits	Other
	(In millions)
Expiration
2018-2022	$—	$—	$—
2023-2027	—	14	—
2028-2032	—	—	—
2033-2037	10	—	—
Indefinite	—	—	178
	$10	$14	$178

The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its combined and consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2017	2016	2015
	(In millions)
Balance at January 1,	$58	$64	$60
Additions for tax positions of prior years	—	2	5
Reductions for tax positions of prior years	(4)	(9)	—
Additions for tax positions of current year	3	5	3
Reductions for tax positions of current year	(2)	—	—
Settlements with tax authorities	(32)	(4)	(4)
Balance at December 31,	$23	$58	$64
Unrecognized tax benefits that, if recognized would impact the effective rate	$23	$58	$53

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2017, 2016 and 2015.
The dividend received deduction reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate. The Tax Act has changed the dividend received deduction amount applicable to insurance companies to a 70% company share and a 50% dividend received deduction for eligible dividends.
For the years ended December 31, 2017, 2016, and 2015, the Company recognized an income tax benefit of $137 million, $101 million and $154 million, respectively, related to the separate account dividend received deduction. The 2017 benefit included a benefit of $7 million related to a true-up of the 2016 tax return. The 2016 benefit included an expense of $21 million related to a true-up of the 2015 tax return. The 2015 benefit included a benefit of $11 million related to a true-up of the 2014 tax return.
The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state or local income tax examinations for years prior to 2007, except for 2006 where the IRS disallowance relates to policyholder liability deductions and the Company is engaged with IRS appeals. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2006 and forward is not expected to have a material impact on the Company’s combined and consolidated financial statements.
Tax Sharing Agreements
For the periods prior to the Separation from MetLife, Brighthouse Financial, Inc. and its subsidiaries will file a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Current taxes (and the benefits of tax attributes such as losses) are allocated to Brighthouse Financial, Inc., and its includable subsidiaries, under the consolidated tax return regulations and a tax sharing agreement with MetLife. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.
For periods after the Separation, Brighthouse Financial, Inc. and its subsidiaries entered into two separate tax sharing agreements. Brighthouse Life Insurance Company and any directly owned life insurance and reinsurance subsidiaries (including BHNY and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. Brighthouse Financial, Inc. and its includable subsidiaries entered into a tax sharing agreement to join a nonlife consolidated federal income tax return. NELICO and the nonlife subsidiaries of Brighthouse Life Insurance Company will file their own U.S. federal income tax returns. The tax sharing agreements state that federal taxes are generally allocated to the Company as if each entity were filing its own separate company tax return, except that net operating losses and certain other tax attributes are characterized as realized (or realizable) when those tax attributes are realized (or realizable) by the Company.
Related Party Income Tax Transactions
In connection with the Separation, the Company entered into a tax receivables agreement (the “Tax Receivables Agreement”) with MetLife that provides MetLife with the right to receive as partial consideration for its contribution of assets to Brighthouse Financial, Inc. future payments from Brighthouse Financial, Inc., equal to 86% of the amount of cash savings, if any, in U.S. federal income tax that Brighthouse Financial, Inc. and its subsidiaries actually, or are deemed to, realize as a result of the utilization of Brighthouse Financial, Inc. and its subsidiaries’ net operating losses, capital losses, tax basis and amortization or depreciation deductions in respect of certain tax benefits it may realize as a result of certain transactions involved in the Separation. In the third quarter of 2017, in connection with the Tax Receivables Agreement, the Company recorded a payable to MetLife of $553 million in other liabilities, offset with a decrease to additional paid-in capital.
As a result of the reduction in the statutory tax rates under the Tax Act, the liability to MetLife under the Tax Receivables Agreement was reduced to $331 million at December 31, 2017.
The Company also entered into a tax separation agreement with MetLife (the “Tax Separation Agreement”). Among other things, the Tax Separation Agreement governs the allocation between MetLife and us of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. In October 2017, MetLife paid $729 million to Brighthouse under the Tax Separation Agreement. At December 31, 2017, the current income tax recoverable included $873 million related to this agreement.